Exhibit (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Thomas F. Marsico, Principal Executive Officer of The Marsico Investment Fund (the “Registrant”), certify to my knowledge that:

1.
The Form of the N-CSR of the Registrant (the “Report”) for the period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
President

Date:	December 3, 2009

A signed original of this written statement required by Section 906 has been provided to The Marsico Investment Fund and will be retained by The Marsico Investment Fund and furnished to the SEC or its staff upon request.

Exhibit (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher J. Marsico, Principal Financial Officer of The Marsico Investment Fund (the “Registrant”), certify to my knowledge that:

1.
The Form of the N-CSR of the Registrant (the “Report”) for the period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Vice President and Treasurer

Date:	December 3, 2009

A signed original of this written statement required by Section 906 has been provided to The Marsico Investment Fund and will be retained by The Marsico Investment Fund and furnished to the SEC or its staff upon request.